EXHIBIT 10.2

AMENDMENT NO. 1 TO BRIDGE LOAN AGREEMENT

AMENDMENT NO. 1 TO BRIDGE LOAN AGREEMENT (“Amendment”), dated as of April 22, 2009, is made by and among Granite City Food & Brewery Ltd. (“Granite City”), and Granite City Restaurant Operations, Inc. (“GCROI”) and Harmony Equity Income Fund, L.L.C. and Harmony Equity Income Fund II, L.L.C., each South Dakota limited liability companies.

RECITALS

A.            This Amendment amends the Bridge Loan Agreement by and among the foregoing parties dated March 30, 2009 (the “Agreement”).

B.            All capitalized terms used in this Amendment and not otherwise defined shall have the meanings set forth in the Agreement.

C.            The parties hereto desire to amend the Agreement to enable Granite City to continue to comply with the Nasdaq Listing Rules.

In consideration of the foregoing, the parties hereto agree as follows:

1.             The form of Note payable to each respective Lender is hereby amended in the form attached hereto as Exhibit A.  Each Lender hereby agrees to surrender its existing Note to accept in replacement thereof, amended notes in the form of Exhibit A.

2.             The form of Warrant payable to each respective Lender is hereby amended in the form attached hereto as Exhibit B.  Each Lender hereby agrees to surrender its existing Warrant to accept in replacement thereof, amended notes in the form of Exhibit B.

3.             Remainder of Agreement.  Except as provided herein, the terms of the Agreement unaffected by the Amendment shall remain in full force and effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

BORROWERS:	GRANITE CITY FOOD & BREWERY LTD.

	By:	/s/ James G. Gilbertson
Name: James G. Gilbertson
Its: Chief Financial Officer

Address for Notices:
5402 Parkdale Drive, Suite 101
Minneapolis, MN 55416

GRANITE CITY RESTAURANT OPERATIONS, INC.

	By:	/s/ James G. Gilbertson
Name: James G. Gilbertson
Its: Chief Financial Officer

Address for Notices:
5402 Parkdale Drive, Suite 101
Minneapolis, MN 55416

ADMINISTRATIVE AGENT:	HARMONY EQUITY INCOME FUND, L.L.C.

	By:	/s/ Eugene E. McGowan
Name: Eugene E. McGowan
Its: Managing Member

Address for Notices:
201 S. Phillips Avenue, Suite 100
Sioux Falls, SD 57104

2

LENDERS:	HARMONY EQUITY INCOME FUND, L.L.C.

	By:	/s/ Eugene E. McGowan
Name: Eugene E. McGowan
Its: Managing Member

Address for Notices:
201 S. Phillips Avenue, Suite 100
Sioux Falls, SD 57104

HARMONY EQUITY INCOME FUND II, L.L.C.

	By:	/s/ Eugene E. McGowan
Name: Eugene E. McGowan
Its: Managing Member

Address for Notices:
201 S. Phillips Avenue, Suite 100
Sioux Falls, SD 57104

3

EXHIBIT A

NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS NOTE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Granite City Food & Brewery Ltd.

Granite City Restaurant Operations, Inc.

FORM OF

9% CONVERTIBLE PROMISSORY NOTE

(As Amended April 21, 2009)

$400,000.00	Minneapolis, Minnesota
Note No. 2009-	, 2009

FOR VALUE RECEIVED, GRANITE CITY FOOD & BREWERY LTD., a Minnesota corporation (the “Company”), and Granite City Restaurant Operations, Inc., a Minnesota corporation (“GCROI”, and together with the Company, the “Borrowers”) hereby jointly and severally promise to pay to the order of                                                 , a South Dakota limited liability company, or assigns (“Holder”), at the address for notices to “Lender” set forth in the Credit Agreement (as defined below) (or such other address as Holder shall designate in writing from time to time), the principal amount of FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($400,000.00) in lawful money of the United States of America, together with interest from the date hereof on the principal balance outstanding from time to time at the rate of nine percent (9%) per year (computed on the basis of the actual number of days elapsed and a 360-day year) or such lesser rate as shall be the maximum rate allowable under applicable law.  Unless converted or prepaid earlier pursuant to the provisions of this Note set forth below, the principal amount shall be payable in six equal monthly installments commencing on May 1, 2010 and on the first day of each month thereafter, with the final installment of any unpaid principal amount being due and payable on October 1, 2010 (the “Maturity Date”).  All accrued interest on this Note shall be due and payable (i) quarterly in arrears commencing on July 1, 2009 and on the first day of each consecutive calendar quarter thereafter, to and including April 1, 2010; and (ii) monthly in arrears commencing on May 1, 2010 and on the first day of each month thereafter; with a final payment of any accrued and unpaid interest due on the Maturity Date. This Note is one in the series of promissory notes substantially identical in form and designated as No. -1 which may be issued in the Offering (as defined below).

1.             Loan Agreement.  This Note has been issued pursuant to that certain Bridge Loan Agreement dated of even date herewith by and between the Borrower and Holder (the “Credit Agreement”) which contemplates (a) an initial offer and sale by the Borrower of an aggregate of $1,000,000 in principal amount of convertible promissory notes and warrants to purchase an aggregate of 400,000 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), and (b) potential future offers and sales by the Borrower of an aggregate of $2,000,000 in additional principal amount of convertible promissory notes and warrants to purchase an aggregate of 800,000 additional shares of Common Stock.  The convertible promissory notes and warrants specified in 1(a) and (b) are collectively referred to herein as the “Notes” and “Warrants”, respectively. The Borrowers’ offer and sale of the Notes and Warrants is referred to herein as the “Offering”.  The provisions of the Loan Agreement are incorporated herein by reference with the same force and effect as if fully set forth herein.  All capitalized terms not defined herein shall have the meanings ascribed to them in the Loan Agreement.

2.             Prepayment.  The Borrowers may, or may be required to, prepay this Note pursuant to Section 2.4 of the Credit Agreement.

3.             Conversion.

(a)           Conversion.  At any time prior to the Maturity Date, Holder shall have the right to convert all or any portion of up to twenty percent (20%) of the original outstanding principal balance of this Note into shares of Common Stock (the “Conversion Shares”) at a conversion price per share (the “Conversion Price”) equal to $0.50 (subject to adjustment as provided in Section 4). Notwithstanding the foregoing, the number of Conversion Shares issuable upon exercise of this Note, when combined with the aggregate number of Conversion Shares previously issued upon conversion of the Notes and the aggregate number of shares of Common Stock previously issued upon exercise of the Warrants (“Warrant Shares”), may not, in the absence of approval by the Company’s shareholders, exceed 19.9% of the number of shares of Common Stock issued and outstanding immediately prior to the effective date of the Loan Agreement.  If any conversion of this Note pursuant to this Section 3(a) would otherwise result in the issuance of Conversion Shares in excess of the limitation set forth in the immediately preceding sentence (the “Excess Conversion”), the Company will use its reasonable best efforts to prepare and file requisite proxy materials with the Securities and Exchange Commission and hold a meeting of its shareholders for the purpose of seeking approval for the Excess Conversion (the “Proposal”).  In furtherance of its obligations under this Section 3(a), the Company’s Board of Directors shall recommend to the Company’s shareholders, which recommendation shall not be revoked or amended, that the shareholders vote in favor of and approve the Proposal and shall cause the Company to use its best efforts to solicit approval of the shareholders for the Proposal.  If the Company’s shareholders approve the Proposal, the Company will promptly effect the Excess Conversion.  If the Company’s shareholders do not approve the Proposal, the Holder acknowledges that the Company will not make the Excess Conversion and that the Company may not otherwise compensate the Holder for the failure to make the Excess Conversion.  In the event there shall be an Excess Conversion, the Company shall have the right to deposit the principal balance of the Note represented by the Excess Conversion and defease the Note (or portion thereof) following performance of all obligations of the Company under the Loan Agreement.

(b)           Manner of Conversion.  To convert any indebtedness evidenced by this Note into shares of Common Stock, Holder shall (i) surrender this Note at the principal office of the Company, duly endorsed in blank, and (ii) give written notice to the Company, substantially in the form attached hereto as Exhibit A, of the dollar amount of principal and accrued interest that Holder elects to convert into shares Common Stock. As promptly as possible thereafter, and in no event later than ten (10) days after the Company’s receipt of such notice, the Company shall issue and deliver to Holder stock certificates representing the number of shares of Common Stock into which the indebtedness evidenced by this Note has been converted. In the event of conversion of an amount less than the entire principal balance that remains outstanding, the Company shall deliver to Holder a convertible promissory note, with the terms and provisions of this Note, in the principal amount equal to any remaining indebtedness of this Note not converted by Holder, including accrued and unpaid interest.

4.             Conversion Price Adjustments.  The provisions of this Note are subject to adjustment as provided in this Section 4.

(a)           Stock Dividends and Splits.  If the Company, at any time while this Note is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b)           Fundamental Transactions.  If, at any time while this Note is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person in which the Company is not the survivor, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 4(a) above) (in any such case, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon conversion of this Note, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Conversion Shares then issuable upon conversion of this Note without regard to any limitations on exercise contained herein (the “Alternate Consideration”).  For purposes of any such exercise, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following or concurrent with such Fundamental Transaction.  The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (b) and insuring that the Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(c)           Subsequent Equity Sales.

(i)            Subject to the limitations set forth below, if the Company at any time while this Note is outstanding, shall issue or sell any New Securities (including any Convertible Securities) at a price per share less than the Conversion Price then in effect, then and in each such case thereafter, the then applicable Conversion Price shall be reduced to an adjusted Conversion Price as of the opening of business on the date of such issue or sale, determined by multiplying such applicable Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of New Securities so issued would purchase at such Conversion Price in effect immediately prior to such issuance, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of such New Securities so issued.  Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued.  For purposes of adjusting the Conversion Price under this Section 4(c)(i), Common Stock outstanding shall include all shares of Common Stock actually issued and outstanding and shares of Common Stock issuable upon conversion of Convertible Securities actually issued and outstanding.  Notwithstanding the provisions of this Section 4(c)(i), unless the Company receives the approval of its shareholders as prescribed by the NASDAQ Marketplace Rules, such adjustment shall not result in the Conversion Price being reduced below $0.345, as such price may be adjusted from time to time pursuant to Sections 4(a) or (b).  The foregoing limitation shall not apply to adjustments to the Conversion Price required to be made pursuant to Sections 4(a) or (b) hereof.

(ii)           Subject to Section 4(c)(i), if at any time while this Note is outstanding, the Company shall issue or sell any Convertible Securities, there shall be determined as of the date of issue the conversion or exercise price per share for which New Securities are issuable upon the conversion or exchange thereof, such determination to be made by dividing (X) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (Y) the maximum number of New Securities issuable upon conversion or exchange of all of such Convertible Securities; and such issue or sale shall be deemed to be an issue or sale for cash (as of the date of issue or sale of such Convertible Securities) of such maximum number of New Securities at the price per share so determined.  If such Convertible Securities shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, payable to the Company, or in the rate of exchange, upon the conversion or exchange thereof the adjusted Conversion Price shall, forthwith upon any such increase becoming effective, be readjusted (but to no greater extent than originally adjusted) to reflect the same. If any rights of conversion or exchange evidenced by such Convertible Securities shall expire without having been exercised, any adjusted Conversion Price shall forthwith be readjusted to be the adjusted Conversion Price which would have been in effect had an adjustment been made on the basis that the only New Securities issued or sold were those actually issued upon the conversion or exchange of such Convertible Securities, and that they were issued or sold for the consideration actually received by the Company upon such conversion or exchange, plus the consideration, if any, actually received by the Company for the issue or sale of such Convertible Securities as were actually converted or exchanged.  If any adjustment to the Conversion Price would result in a price below $0.345 (as such price may be adjusted from time to time pursuant to Section 4(a) or (b)) the Company will, upon written request of Holder, use its reasonable best efforts to prepare and file requisite proxy materials with the Securities and Exchange Commission and hold a meeting of the shareholders for the purpose of seeking approval of such lower Conversion Price (the “Conversion Price Proposal”).  In furtherance of its obligations under this Section 3(c), the Company’s Board of Directors shall recommend to the Company’s shareholders, which recommendations shall not be revoked or amended, that the shareholders vote in favor of and approve the lower Conversion Price Proposal and shall cause the Company to use its best efforts to solicit approval of the shareholders for the lower Price Conversion Proposal.  If the Company’s shareholders approve the lower Price Conversion Proposal, the Company will promptly effect the adjustment to the Conversion Price which is below $.345 (subject to any adjustment pursuant to Sections 4(a) or (b).  If the Company’s shareholders do not approve the lower Conversion Price Proposal, the Holder acknowledges that the Company may not effect an adjustment to the Conversion Price and may not otherwise compensate the Holder for the failure to make such adjustment

(iii)          Upon any issuance or sale for a consideration other than cash, or a consideration part of which is other than cash, of any New Securities or Convertible Securities or any rights, warrants or options to subscribe for, purchase or otherwise acquire any New Securities or Convertible Securities, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board.  In case any New Securities or Convertible Securities or any rights, warrants or options to subscribe for, purchase or otherwise acquire any New Securities or Convertible Securities shall be issued or sold together with other stock or securities or other assets of the Company for a consideration which covers two or more thereof, the consideration for the issue or sale of such New Securities or Convertible Securities or such rights, warrants or options shall be deemed to be the portion of such consideration allocated thereto in good faith by the Board.

(d)           Definitions.  For purposes of this Note:

(i)            “Board” means the Board of Directors of the Company.

(ii)           “Convertible Securities” shall mean evidences of indebtedness, shares of stock or other securities that are at any time, directly or indirectly, convertible into or exchangeable for New Securities.

(iii)          “New Securities” shall mean equity securities of the Company, whether now authorized or not, or rights, options, or warrants to purchase said equity securities, or securities of any type whatsoever that are, or may become, convertible into or exchangeable into or exercisable for said equity securities, other than (i) shares of Common Stock or options or other rights to acquire such Common Stock issued to employees, consultants, officers or directors of the Company pursuant to any stock option plan or other compensatory arrangement approved by the Board; (ii) shares of Common Stock issued by the Company in a firm commitment underwritten public offering pursuant to a registration under the Securities Act of 1933, as amended; (iii) the issuance of securities pursuant to the acquisition of another business entity or business segment of any such entity by the Company by merger, purchase of all or substantially all the assets or other reorganization whereby the Company will own greater than 50% of the voting power of such business entity or business segment of any such entity, if such issuance is approved by the Board; (iv) securities issued in connection with any stock split, stock dividend or recapitalization of the Company; (v) securities issued in the future in connection with the transactions contemplated by the Loan Agreement, or (vi) securities issued upon exercise or conversion of any option, warrant or other convertible security outstanding as of the date hereof.

(iv)          “Person” shall mean any natural person, company, corporation, limited liability company, general partnership, limited partnership, trust, proprietorship, joint venture, business organization or governmental entity.

(e)           Calculations.  All calculations under this Section 4 shall be made to the nearest cent.  The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(f)            Notice of Adjustments.  Upon the occurrence of each adjustment pursuant to this Section 4, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Note and prepare a certificate setting forth such adjustment, including a statement of the adjusted Conversion Price, describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based.  Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder.

(g)           Notice of Corporate Events.  If, while this Note remains outstanding, the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction (but only to the extent such disclosure would not result in the dissemination of material, non-public information to the Holder) at least 10 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to convert this Note prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

5.             Events of Default.  Any default in the payment or performance of any obligation under this Note, or any defined “Event of Default” under the Loan Agreement, shall constitute an “Event of Default” under this Note.

6.             Remedies Upon Events of Default.  Upon the occurrence of an Event of Default, the Holder may exercise such rights and remedies in accordance with, and as permitted under, the Credit Agreement.

7.             Investment Intent.  The Holder adopts and agrees to be bound by Section 2.9(a) if the Investor Rights Agreement of even date herewith between the Company and Holder, the terms of which are incorporated herein by reference.

8.             Successors or Assigns. The Borrowers and Holder agree that all of the terms of this Note shall be binding on their respective successors and assigns, and that the term “Borrowers” and the term “Holder” as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

9.             Presentment.  The Borrowers hereby waive presentment for payment, notice of dishonor, protest and notice of protest and, in the event of default hereunder.  The Borrowers agree to be jointly and severally liable for and to pay all costs of collection, including reasonable attorneys’ fees.

IN WITNESS WHEREOF, each Borrower has caused this Note to be executed on its behalf by its duly authorized officer on the day and year first above written.

GRANITE CITY FOOD & BREWERY LTD.

By:
Name:
Title:

GRANITE CITY RESTAURANT OPERATIONS, INC.

By:
Name:
Title:

EXHIBIT A

To:          Granite City Food & Brewery Ltd.

NOTICE OF CONVERSION OF PROMISSORY NOTE —	To be Completed and Signed by the Registered Holder to Convert Promissory Note

The undersigned is the Holder named in the original Promissory Note (the “Note”) attached hereto in the original principal amount of $                   and dated                     , 2009 made payable by Granite City Food & Brewery Ltd. (the “Company”) and Granite City Restaurant Operations, Inc. (“GCROI”, and together with the Company, the “Borrowers”) to the Holder.  The Holder hereby irrevocably elects to exercise its rights to convert $                       in principal amount of the Note and $                   of interest accrued to date into                      shares of the Company’s common stock, $0.01 par value per share, at a conversion price of $                     per share, and requests that stock certificates for such shares shall be issued in the name of

(Print Name)

Please insert social security or other identifying number of registered Holder of Note:

Address:

Dated:
Signature*

*The signature on the Notice of Conversion of Promissory Note must exactly correspond to the name as written upon the face of the Note in every particular without alteration or any change whatsoever.  When signing on behalf of a corporation, partnership, trust of other entity, please indicate your position(s) and title(s) with such entity.  If the Note is registered in the name of more than one Holder, all Holders must sign.

EXHIBIT B

FORM OF AMENDED WARRANT

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

GRANITE CITY FOOD & BREWERY LTD.
FORM OF WARRANT

Warrant No. 2009-BL-	Original Issue Date: March 30, 2009
(As Amended April 21, 2009)

Pursuant to the terms of a Loan Agreement of even date (the “Loan Agreement”), Granite City Food & Brewery Ltd., a Minnesota corporation (the “Company”), hereby certifies that, for value received,                                            or its registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of One Hundred Sixty Thousand (160,000) shares of Common Stock (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”), at any time and from time to time from and after the six month anniversary of the Original Issue Date and until 5:30 p.m., Minneapolis time on the fifth anniversary of the Original Issue Date (the “Expiration Date”), and subject to the following terms and conditions:

2.             Definitions.  As used in this Warrant, the following terms shall have the respective definitions set forth in this Section 1.  Capitalized terms that are used and not defined in this Warrant that are defined in the Loan Agreement (as defined below) shall have the respective definitions set forth in the Loan Agreement.

“Board” means the Board of Directors of the Company.

“Business Day” means any day except Saturday, Sunday and any day that is a federal legal holiday in the United States or a day on which banking institutions in the State of Minnesota are authorized or required by law or other government action to close.

“Common Stock” means the common stock of the Company, par value $0.01 per share, and any securities into which such common stock may hereafter be reclassified.

“Convertible Securities” shall mean evidences of indebtedness, shares of stock or other securities that are at any time, directly or indirectly, convertible into or exchangeable for New Securities.

“Exercise Price” means $0.25267 per share, subject to adjustment in accordance with Section 9.

“Loan Agreement” means the Loan Agreement, dated March 30, 2009, to which the Company and the original Holder are parties.

“Minnesota Courts” means the state and federal courts sitting in the City of Minneapolis, State of Minnesota.

“New Securities” shall mean equity securities of the Company, whether now authorized or not, or rights, options, or warrants to purchase said equity securities, or securities of any type whatsoever that are, or may become, convertible into or exchangeable into or exercisable for said equity securities, other than (i) shares of Common Stock or options or other rights to acquire such Common Stock issued to employees, consultants, officers or directors of the Company pursuant to any stock option plan or other compensatory arrangement approved by the Board; (ii) shares of Common Stock issued by the Company in a firm commitment underwritten public offering pursuant to a registration under the Securities Act of 1933, as amended; (iii) the issuance of securities pursuant to the acquisition of another business entity or business segment of any such entity by the Company by merger, purchase of all or substantially all the assets or other reorganization whereby the Company will own greater than 50% of the voting power of such business entity or business segment of any such entity, if such issuance is approved by the Board; (iv) securities issued in connection with any stock split, stock dividend or recapitalization of the Company; (v) securities issued in the future in connection with the transactions contemplated by the Loan Agreement, or (vi) securities issued upon exercise or conversion of any option, warrant or other convertible security outstanding as of the date hereof.

“Original Issue Date” means the Original Issue Date first set forth on the first page of this Warrant.

“Person” shall mean any natural person, company, corporation, limited liability company, general partnership, limited partnership, trust, proprietorship, joint venture, business organization or governmental entity.

“Trading Day” means (i) a day on which the Common Stock is traded on a trading market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a trading market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any trading market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

3.             Registration of Warrant.  The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

4.             Registration of Transfers.  The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein.  Upon any such registration or transfer, a new Warrant to purchase Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder.  The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

5.             Exercise and Duration of Warrants.  This Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the six month anniversary of the Original Issue Date through and including the Expiration Date.  At 5:30 p.m., Minneapolis time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

6.             Delivery of Warrant Shares.

(a)           To effect exercises hereunder, the Holder shall not be required to physically surrender this Warrant unless the aggregate Warrant Shares represented by this Warrant is being exercised.  Upon delivery of the Exercise Notice (in the form attached hereto) to the Company (with the attached Warrant Shares Exercise Log) at its address for notice set forth herein and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than three Trading Days after the Date of Exercise (as defined herein)) issue and deliver to the Holder, a certificate for the Warrant Shares issuable upon such exercise, which, if eligible for sale under Rule 144 without volume restrictions, shall be free of restrictive legends.  The Company shall, upon request of the Holder and subsequent to the date on which a registration statement covering the resale of the Warrant Shares has been declared effective by the Securities and Exchange Commission, use its reasonable best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions, if available, provided, that, the Company may, but will not be required to change its transfer agent if its current transfer agent cannot deliver Warrant Shares electronically through the Depository Trust Corporation.  A “Date of Exercise” means the date on which the Holder shall have delivered to the Company: (i) the Exercise Notice (with the Warrant Exercise Log attached to it), appropriately completed and duly signed and (ii) if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, payment of the Exercise Price for the number of Warrant Shares so indicated by the Holder to be purchased.

(b)           The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Warrant Shares upon exercise of the Warrant as required pursuant to the terms hereof.

7.             Charges, Taxes and Expenses.  Issuance and delivery of Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder.  The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

8.             Replacement of Warrant.  If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which shall not include a surety bond), if requested.  Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.  If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

9.             Reservation of Warrant Shares.  The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of Persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

10.           Certain Adjustments.  The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a)           Stock Dividends and Splits.  If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b)           Fundamental Transactions.  If, at any time while this Warrant is outstanding, (1) the Company effects any merger or consolidation of the Company with or into another Person in which the Company is not the survivor, (2) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (3) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (4) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 9(a) above) (in any such case, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant without regard to any limitations on exercise contained herein (the “Alternate Consideration”).  For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following or concurrent with such Fundamental Transaction.  The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (b) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(c)           Subsequent Equity Sales.

(i)            Subject to the limitations set forth below, if the Company at any time while this Warrant is outstanding, shall issue or sell any New Securities (including any Convertible Securities) at a price per share less than the Exercise Price then in effect, then and in each such case thereafter, the then applicable Exercise Price shall be reduced to an adjusted Exercise Price as of the opening of business on the date of such issue or sale, determined by multiplying such applicable Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of New Securities so issued would purchase at such Exercise Price in effect immediately prior to such issuance, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of such New Securities so issued.  Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued.  For purposes of adjusting the Exercise Price under this Section 9(c)(i), Common Stock outstanding shall include all shares of Common Stock actually issued and outstanding and shares of Common Stock issuable upon conversion of Convertible Securities actually issued and outstanding. Notwithstanding the provisions of this Section 9(c)(i), unless the Company receives the approval of its shareholders as prescribed by applicable NASDAQ Marketplace Rules, such adjustment shall not result in the Exercise Price being reduced below $.22, as such price may be adjusted pursuant to Section 9(a) or 9(b) hereof.  The foregoing limitation shall not apply to adjustments to the Exercise Price required to be made pursuant to Sections 9(a) or (b) hereof.

(ii)           Subject to the preceding last sentient of Section 9(c)(i), if at any time while this Warrant is outstanding, the Company shall issue or sell any Convertible Securities, there shall be determined as of the date of issue the conversion or exercise price per share for which New Securities are issuable upon the conversion or exchange thereof, such determination to be made by dividing (X) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (Y) the maximum number of New Securities issuable upon conversion or exchange of all of such Convertible Securities; and such issue or sale shall be deemed to be an issue or sale for cash (as of the date of issue or sale of such Convertible Securities) of such maximum number of New

Securities at the price per share so determined.  If such Convertible Securities shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, payable to the Company, or in the rate of exchange, upon the conversion or exchange thereof the adjusted Exercise Price shall, forthwith upon any such increase becoming effective, be readjusted (but to no greater extent than originally adjusted) to reflect the same. If any rights of conversion or exchange evidenced by such Convertible Securities shall expire without having been exercised, any adjusted Exercise Price shall forthwith be readjusted to be the adjusted Exercise Price which would have been in effect had an adjustment been made on the basis that the only New Securities issued or sold were those actually issued upon the conversion or exchange of such Convertible Securities, and that they were issued or sold for the consideration actually received by the Company upon such conversion or exchange, plus the consideration, if any, actually received by the Company for the issue or sale of such Convertible Securities as were actually converted or exchanged.

(iii)          Upon any issuance or sale for a consideration other than cash, or a consideration part of which is other than cash, of any New Securities or Convertible Securities or any rights, warrants or options to subscribe for, purchase or otherwise acquire any New Securities or Convertible Securities, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board.  In case any New Securities or Convertible Securities or any rights, warrants or options to subscribe for, purchase or otherwise acquire any New Securities or Convertible Securities shall be issued or sold together with other stock or securities or other assets of the Company for a consideration which covers two or more thereof, the consideration for the issue or sale of such New Securities or Convertible Securities or such rights, warrants or options shall be deemed to be the portion of such consideration allocated thereto in good faith by the Board.

(iv)          Notwithstanding the foregoing, the number of Warrant Shares issuable (inclusive of all anti-dilution adjustments applicable to such securities), when combined with the aggregate number of Conversion Shares previously issued upon conversion of the Notes and the aggregate number of Warrant Shares previously issued upon exercise of the Warrants, may not, in the absence of approval by the Company’s shareholders, equal or exceed 19.9% of the number of shares of Common Stock issued and outstanding immediately prior to the effective date of the Loan Agreement.  If any adjustments made pursuant to this Section 9(c) would otherwise result in Warrant Shares issuable in excess of the limitation set forth in the immediately preceding sentence (the “Excess Adjustment”), the Company will use reasonable best efforts to prepare and file preliminary proxy materials with the Securities and Exchange Commission and hold a meeting of its shareholders for the purpose, among others, of seeking approval of the Excess Adjustment (the “Proposal”).  In furtherance of its obligations under this Section 9(c), the Board shall recommend to the Company’s shareholders (and not revoke or amend such recommendation) that the shareholders vote in favor of and approve the Proposal and shall cause the

Company to use its best efforts to solicit approval of the shareholders for the Proposal.  If the Company’s shareholders approve the Proposal, the Company will make the Excess Adjustment.  If the Company’s shareholders do not approve the Proposal, the Holders hereby acknowledge that the Company will not make the Excess Adjustment and that the Company may not otherwise compensate the Holders for the failure to make the Excess Adjustment.

(v)           If any adjustment to the Exercise Price would result in a price below $0.22 (as such price may be adjusted from time to time pursuant to Section 9(a) or (b)) the Company will, upon written request of Holder, use its reasonable best efforts to prepare and file requisite proxy materials with the Securities and Exchange Commission and hold a meeting of the shareholders for the purpose of seeking approval of such lower Exercise Price (the “Exercise Price Proposal”).  In furtherance of its obligations under this Section 9(c), the Company’s Board of Directors shall recommend to the Company’s shareholders, which recommendation shall not be revoked or amended, that the shareholders vote in favor of and approve the lower Exercise Price Proposal and shall cause the Company to use its best efforts to solicit approval of the shareholders for the lower Price Exercise Proposal.  If the Company’s shareholders approve the lower Price Exercise Proposal, the Company will promptly effect the adjustment to the Exercise Price which is below $.22 (subject to any adjustment pursuant to Sections 9(a) or (b).  If the Company’s shareholders do not approve the lower Exercise Price Proposal, the Holder acknowledges that the Company may not effect an adjustment to the Exercise Price and may not otherwise compensate the Holder for the failure to make such adjustment

(d)           Number of Warrant Shares.  Simultaneously with any adjustment to the Exercise Price pursuant to Sections 9(a) hereunder, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(e)           Calculations.  All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable.  The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(f)            Notice of Adjustments.  Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based.  Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

(g)           Notice of Corporate Events.  If, while this Warrant remains outstanding, the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction (but only to the extent such disclosure would not result in the dissemination of material, non-public information to the Holder) at least 10 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

11.           Payment of Exercise Price.  The Holder may pay the Exercise Price in one of the following manners:

(a)           Cash Exercise.  The Holder may deliver the Exercise Price immediately available funds; or

(b)           Cashless Exercise.  The Holder may, in its discretion, satisfy the obligation to pay the Exercise Price through a “cashless exercise”, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]

where:
X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the average of the Closing Sale Prices of the Common Stock for the five Trading Days immediately prior to (but not including) the Exercise Date.

B = the Exercise Price.

For purposes of this Warrant, “Closing Sale Price” means, for any security as of any date, the last trade price for such security on the principal securities exchange or trading market for such security, or if the foregoing does not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security, or, if no last trade price is reported for such security, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC.  If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as determined in good faith by the Board of directors of the Company.  For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued (provided that the Securities and Exchange Commission continues to take the position that such treatment is proper at the time of such exercise).

12.           No Fractional Shares.  N fractional shares of Warrant Shares will be issued in connection with any exercise of this Warrant.  In lieu of any fractional shares which would, otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the closing price of one Warrant Share as reported by the applicable trading market on the date of exercise.

13.           Notices.  Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:30 p.m. (Minneapolis time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:30 p.m. (Minneapolis time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.  The addresses for such communications shall be:  (i) if to the Company, to Granite City Food & Brewery Ltd., Attn: Chief Financial Officer, 5402 Parkdale Drive, Suite 101, Minneapolis, MN 55416, or to Facsimile No.: 952-215-0671 (or such other address as the Company shall indicate in writing in accordance with this Section), or (ii) if to the Holder, to the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.

14.           Warrant Agent.  The Company shall serve as warrant agent under this Warrant.  Upon 10 days’ notice to the Holder, the Company may appoint a new warrant agent.  Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act.  Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

15.           Miscellaneous.

(a)           This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.  Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.  This Warrant may be amended only in writing signed by the Company and the Holder and, as applicable, their successors and assigns.  Disposition of this Warrant and the Warrant Shares are subject to the terms, conditions and restrictions of an Investor Rights Agreement dated the Original Issue Date hereof between the Company and the original Holder hereof, a copy of which is available from the Company upon written request.

(b)           All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Minnesota, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of this Warrant and the transactions herein contemplated (“Proceedings”) (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the Minnesota Courts.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Minnesota Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any Minnesota Court, or that such Proceeding has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant or the transactions contemplated hereby.  If either party shall commence a Proceeding to enforce any provisions of this Warrant, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

(c)           The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(d)           In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(e)           Prior to exercise of this Warrant, the Holder hereof shall not, by reason of by being a Holder, be entitled to any rights of a stockholder with respect to the Warrant Shares

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK, SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

GRANITE CITY FOOD & BREWERY LTD.

By:
Name:	James G. Gilbertson
Title:	Chief Financial Officer

EXERCISE NOTICE
Granite City Food & Brewery Ltd.
WARRANT DATED March 30, 2009

The undersigned Holder hereby irrevocably elects to purchase                             shares of Common Stock pursuant to the above referenced Warrant.  Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

(1)           The undersigned Holder hereby exercises its right to purchase                                    Warrant Shares pursuant to the Warrant.

(2)           The Holder intends that payment of the Exercise Price shall be made as (check one):

☐	“Cash Exercise” under Section 10
☐	“Cashless Exercise” under Section 10

(3)           If the holder has elected a Cash Exercise, the holder shall pay the sum of $                         to the Company in accordance with the terms of the Warrant.

(4)           Pursuant to this Exercise Notice, the Company shall deliver to the holder                                Warrant Shares in accordance with the terms of the Warrant.

Dated: ,	Name of Holder:
(Print)
By:
Name:
Title:
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Warrant Shares Exercise Log

Date	Number of Warrant Shares Available to be Exercised	Number of Warrant Shares Exercised	Number of Warrant Shares Remaining to be Exercised

GRANITE CITY FOOD & BREWERY LTD.
WARRANT ORIGINALLY ISSUED MARCH 30, 2009
WARRANT NO. 2009-BL-1-A

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                            the right represented by the above-captioned Warrant to purchase                           shares of Common Stock to which such Warrant relates and appoints                                  attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Dated: ,

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

In the presence of: